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EXHIBIT 10.17

PerfectData Corporation
110 West Easy Street
Simi Valley, CA 93065

    October 27, 2000

Mr. Dimitri Simonenko
Business Solutions Group, Inc.
45723 Paddington Station Terrace
Sterling, VA 20166

Re: $60,000 Loan to Business Solutions Group, Inc.

Gentleman:

    This letter shall confirm our agreement with respect to the above referenced loan. Upon the execution hereof, PerfectData Corporation (the "Lender") shall loan (the "Loan") Sixty Thousand ($60,000) Dollars to Business Solutions Group, Inc. (the "Borrower"), a Virginia corporation, which loan shall bear interest at a rate of seven (7%) percent per annum and shall be repayable on December 15, 2000, and shall be mandatorily prepayable out of the proceeds of the Comp USA Receivables (herein defined). The Loan shall be evidenced by a promissory note (the "Note"). The payment of the Loan shall be secured by a first priority security interest in all of the Borrower's accounts receivable from Comp USA (the "Comp USA Receivables"). All invoices relating to the Comp USA accounts receivable shall reflect the Lender's security interest therein and shall instruct that the Comp USA receivables shall be paid to an account designated and controlled by the Lender. The lender shall apply the proceeds of the Comp USA Receivables to the payment of all amounts due under the Note and shall remit the balance to the Borrower. The Borrower and Dimitri Simonenko represent and warrant to the lender that as of the date hereof the outstanding balance of the Comp USA Receivables are $99,456 which are represented by the invoices attached hereto as Exhibit "A".

    This Agreement shall be enforced, governed by, and construed in accordance with the laws of the State of New York, regardless of the choice of law or conflict of law provisions of or any other jurisdiction. The parties agree that any suit brought in connection with this Agreement shall be brought in the state or federal courts located in the in the State of New York county of New York. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO VENUE, INCLUDING AN OBJECTION BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT SUCH PARTY NOW HAS OR HEREAFTER MAY HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION.

    Lender may assign this Agreement at any time without the consent of Borrower. All stipulations, promises and agreements herein by or on behalf of Borrower or Lender shall bind the successors and assigns of such party, whether so expressed or not, and shall inure to the benefit of the successors and assigns of Borrower Lender.

    If any provision hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this

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Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

Very truly yours, PERFECTDATA CORPORATION
		By:	/s/ HARRIS SHAPIRO
Acknowledged and Agreed to This 27th day of October, 2000:
BUSINESS SOLUTIONS GROUP, INC.
BY:	/s/ DMITRI SIMONENKO
Title: President

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SECURITY AGREEMENT

    SECURITY AGREEMENT, dated October 27, 2000 made by and among Business Solutions Group, Inc., a Virginia corporation, having an address at 45723 Paddington Station Terrace (the "Grantor") in favor of Perfectdata Corporation, a California corporation, having an address at 110 West Easy Street, Simi Valley, California 93065 (the "Secured Party").

W I T N E S S E T H:

    WHEREAS, the Grantor has requested that the Secured Party loan to the Grantor Sixty Thousand ($60,000) Dollars (the "Loan") which Loan will be evidenced by a promissory note of even date hereof (the "Note");

    WHEREAS, the Secured Party is willing to make the Loan to the Grantor only if the Grantor grants to the Secured Party a first priority security interest in certain of the Grantor's assets to secure the payment of the Loan.

    NOW, THEREFORE, in consideration of the making of the Loan and the premises and the agreements herein, the Grantor hereby agrees with the Secured Party as follows:

    SECTION 1.  Definitions.  All terms used in this Agreement which are defined in the Note or in Article 9 of the Uniform Commercial Code currently in effect in the State of New York (the "Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

    SECTION 2.  Grant of Security Interest.  As collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges, assigns and grants to the Secured Party a continuing security interest in the following assets of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, (collectively, the "Collateral"):

      (a) all of the Grantor's right, title and interest in and to all present and future accounts, contract rights, chattel paper, documents and instruments resulting from the sale of inventory to CompUSA (any and all such accounts, contract rights, chattel paper, instruments documents and rights and obligations being hereinafter referred to as the "Receivables");

      (b) all proceeds and products of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral); in each case, howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

    SECTION 3.  Security for Obligations.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"): the prompt and timely payment by the Grantor, as and when due and payable, of all amounts and liabilities of any kind or nature due under the Loan, the Note and under this Agreement and any future advances from time to time owing by the Grantor to the Secured Party which may arise in the future.

    SECTION 4.  Representations and Warranties.  Grantor represents and warrants to the Secured Party as follows:

      (a) The Grantor is and will be at all times the owner of the Collateral free and clear of any lien, security interest or other charge or encumbrance, except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except such as may have been filed in favor of the Secured Party relating to this Agreement.

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    SECTION 5.  Covenants as to the Collateral.  So long as any of the Obligations shall remain outstanding, unless the Secured Party shall otherwise consent in writing:

      (a) The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Secured Party may request in order (i) to perfect and protect the security interest purported to be created hereby, (ii) to enable the Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, or (iii) to effect otherwise the purposes of this Agreement, including without limitation, (A) marking conspicuously each chattel paper included in the Receivables and, at the request of the Secured Party, each of their records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such chattel paper or Collateral is subject to the security interest created hereby, (B) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Secured Party hereunder such note, instrument or chattel paper duly indorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party, as may be necessary or desirable or that the Secured Party may request in order to perfect and preserve the security interest purported to be created hereby, and (C) furnishing to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

      (b) The Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, or an event which the giving of notice or the lapse of time or both would constitute an Event of Default, to notify the account debtors or obligors under any Receivables and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After an Event of Default, or an event which the giving of notice or the lapse of time or both would constitute an Event of Default, (A) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (1) released to the Grantor so long as no Event of Default shall have occurred and be continuing or (2) if any Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) the Grantor will not adjust, settle or compromise the amount or payment of any Receivable or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

      (c) The Grantor will not (i) sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any of the Collateral, or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Collateral, except for the security interest created hereby

    SECTION 6.  Additional Provisions Concerning the Collateral.

      (a) The Grantor hereby authorizes the Secured Party to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral which the Secured Party may deem necessary or desirable.

      (b) The Grantor hereby irrevocably appoints the Secured Party the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the

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  Grantor or otherwise, upon the occurrence of an Event of Default, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to ask, demand, collect, sue for, recover, compound, receive and give acquitence and receipts for moneys due and to become due under or in respect of any Collateral; (ii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) of this subsection (b); and (iii) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Secured Party with respect to any Collateral.

      (c) If the Grantor fails to perform any agreement contained herein, the Secured Party may perform, or cause performance of, such agreement or obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof.

      (d) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior Party or any other rights pertaining to any Collateral.

    SECTION 7.  Remedies Upon Default.  If any Event of Default shall have occurred and be continuing:

      (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and may also without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future deliver, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (b) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Secured Party pursuant to Section 8 hereof) in whole or in part by the Secured Party against, all or any part of the Obligations in such order as the Secured Party and remaining after payment in full of all of the Obligations shall be paid over to the Grantor or to such person as may be lawfully entitled to receive such surplus.

      (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate permitted by applicable law, together with the costs of collection and the reasonable fees and expenses of any attorneys employed by the Secured Party to collect such deficiency.

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    SECTION 8.  Indemnity and Expenses.

      (a) The Grantor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Secured Party's gross negligence or willful misconduct.

      (b) The Grantor will, upon demand, pay to the Secured Party the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Secured Party's counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (iii) the failure by the Grantor to perform or observe any of the provisions hereof.

    SECTION 9.  Notices, Etc.  All notices permitted or required by any provision of this Agreement shall be made in writing and sent via hand delivery or recognized overnight courier or by certified U.S. Mail, return receipt requested, addressed to the address of the receiving party or parties, or to such other address as may be designated by written notice. In the event there is a change in the address of any of the parties, such party shall inform the remaining parties within twenty (20) days of such change. Notice sent by certified U.S. Mail, return receipt requested, shall be deemed to have been given on the date which falls two (2) days after the date postmarked by the United States Postal Service. In all other cases, notice shall be deemed to have been given upon delivery. For purposes of this Agreement, notice to each of the parties shall given as follows:

    a.  If to Grantor:
Business Solutions Group, Inc.
45723 Paddington Station Terrace
Sterling, VA 20166

    b.  If to Secured Party;
110 West Easy Street
Simi Valley, CA 93065

      With a copy to:

      Wachtel & Masyr, LLP
      110 East 59th Street
      New York, N.Y. 10022
      Attn: Scott J. Lesser, Esq.

    SECTION 10.  Miscellaneous.

      (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (b) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder or under the Loan Agreement or Note shall operate as a waiver thereof; nor shall any single or partial exercise thereof or the exercise of any other right. The rights and remedies of the Secured Party provided herein, in the Loan Agreement and in the Note are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Party under this Agreement, the Loan Agreement and the Note are not conditional or contingent on any attempt by the Secured Party to exercise any of its rights against any other

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  person. This Agreement does not in any way amend, limit, modify, waive, the Secured Party's rights under the Loan Agreement Note.

      (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations, (ii) be binding on the Grantors and its successors and assigns and shall inure, together with all rights and remedies of the Secured Party and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Secured Party may assign or otherwise transfer its rights under the Note, and its rights under this Agreement, to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Party herein or otherwise. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.

      (e) Upon the satisfaction in full of the Obligations: (i) this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to the Grantor, and (ii) the Secured Party will, upon the Grantor's request and at the Grantor's expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

      (f)  This Agreement shall be enforced, governed by, and construed in accordance with the laws of the State of New York, regardless of the choice of law or conflict of law provisions of or any other jurisdiction. The parties agrees that any suit brought in connection with this Agreement shall be brought in the state or federal courts located in the in the State of New York, County of New York. The parties consent to the personal jurisdiction of such courts. THE PARTIES HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO VENUE, INCLUDING AN OBJECTION BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT THE PARTIES NOW HAVE OR HEREAFTER MAY HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION.

      (g) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent person or persons or entity or entities may require. The headings preceding the text of the Sections included in this Agreement and the headings to Exhibits attached to this Agreement are for convenience only and shall not be deemed part of this Agreement be given any effect in interpreting this Agreement. The use of the terms "including or "include" shall in all cases herein mean "including, without limitation" or "Include, without limitation", respectively. Underscored references to Section, subsections or exhibits shall refer to those portions of this Agreement. Consummation of the transactions contemplated herein shall not be deemed a waiver of a breach of or inaccuracy in any representation, warranty or covenant or of any party's rights and remedies with regard thereto. No specific representation, warranty or covenant contained herein shall limit the generality or applicability of a more general representation, warranty or covenant was not also breached or inaccurate.

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTOR
By:	/s/ DMITRI V. SIMONENKO
SECURED PARTY
By:	/s/ HARRIS SHAPIRO

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PROMISSORY NOTE

$60,000	Date: October 27, 2000

    FOR VALUE RECEIVED, the undersigned, Business Solutions Group, Inc. a Virginia corporation (the "Maker"), hereby promises to pay to the order of Perfectdata Corporation a California (the "Holder"), at the Maker's offices located at 110 West Easy Street, Simi Valley, CA 93065 (or at such other place as the Holder of this Note designates in writing to the Maker), in lawful money of the United States of America, the principal sum of Sixty Thousand ($60,000) Dollars, plus all accrued and unpaid interest thereon as provided below, on December 15, 2000. The outstanding principal balance of this Note shall bear simple interest from the date hereof until repaid in full, at the rate of seven (7%) percent per annum.

    This Note is being given pursuant to a Loan Agreement, dated October 27, 2000, between the Maker and the Holder (the "Loan Agreement") and is secured by a lien on certain of the assets of the Maker pursuant to a Security Agreement, dated October 27, 2000, between the Maker and the Holder, (the "Security Agreement").

    1.  Prepayment.

    The unpaid principal amount of this Note may be prepaid at any time in whole, or in part, by the Maker without penalty. Any such prepayment shall first be applied to accrued interest and then to principal. The unpaid principal amount of this Note shall be prepaid from the proceeds of the collateral. Any such prepayment shall first be applied to accrued interest and then to principal.

    2.  Default.

    (a)  Definition.  For purposes of this Note, an Event of Default shall be deemed to have occurred if:

    (i)
    the Maker fails to pay when due any payable (whether at maturity or otherwise) the full amount of interest then accrued on this Note or the full amount of any principal payment on this Note; or

    (ii)
    the Maker fails to perform or observe any provision contained in the Security Agreement, and such failure is not cured within 5 days after the occurrence thereof,; or

    (iii)
    any representation, warranty or information contained in the Security Agreement, is false or misleading in any material respect on the date made; or

    (iv)
    there is entered any order, judgment or decree by a court of competent jurisdiction for relief in respect of the Maker, under any applicable federal or state bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or other similar law, whether now or hereafter in effect, or appointing a receiver, assignee or trustee of all or a substantial part of the Maker's property, assets or revenues and that order, judgment or decree shall have continued unstayed, unbonded and in effect for a period of 30 days; or

    (v)
    the filing by the Maker of a petition seeking relief under Title 11 of the United States Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or other similar law, or the consent by the Maker to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession by a receiver, liquidator, assignee, trustee or custodian of any substantial part of the properties, assets or revenues of the Maker or the making by the Maker of a general assignment for the benefit of its creditors; or

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    (vi)
    the Maker shall admit in writing its inability to pay its debts as they mature or if the Maker becomes insolvent;

    The foregoing shall constitute Events of Default whatever the reason or cause for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

    (b)  Consequences of Event of Default.

    (i)
    If any Event of Default has occurred, the interest rate on this Note shall increase immediately by an increment of five (5) percentage point(s) to the extent permitted by law thereafter, until such time as the Note is paid in full.

    (ii)
    If an Event of Default has occurred, the aggregate principal amount of the Note (together with all accrued interest thereof and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the Holder, and the Maker shall immediately pay to the Holder all amounts due and payable with respect to the Note.

    (iii)
    The Holder shall also have any other rights which the Holder may have been afforded under any contract or agreement at any time and any other rights which the Holder may have pursuant to applicable law.

    3.  Waiver.

    The Maker hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor, nonpayment of this Note, and any statutory or other right of redemption, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the Holder may accept security for this Note or release security of this Note, all without in any way affecting the liability of the Maker hereunder.

    4.  Collection.

    The Maker shall pay to the Holder, upon demand, all reasonable out of pocket expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by the Holder in connection with the collection of any amounts due under this Note.

    5.  Miscellaneous.

    (a) No amendment, modification or waiver of any provision of this Note shall be effective unless the same shall be in writing and signed by the Maker and the Holder. The provisions of this Note shall be binding upon the successors and assigns of the Maker.

    (b) This Note shall be enforced, governed by, and construed in accordance with the laws of the State of New York, regardless of the choice of law or conflict of law provisions of or any other jurisdiction. The Maker agrees that any suit brought in connection with this Agreement shall be brought in the state or federal courts located in the in the State of New York, County of New York. The Maker consents to the personal jurisdiction of such courts. THE MAKER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO VENUE, INCLUDING AN OBJECTION BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT THE MAKER NOW HAS OR HEREAFTER MAY HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION.

    (c) This Note shall be paid without claim of set-off or deduction of any nature or for any cause whatsoever.

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    (d) Upon receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Maker, if lost, stolen, destroyed or mutilated, the Maker shall execute and deliver to the Holder a new note identical in all respects to this Note.

    (e) No failure on the part of the Holder to exercise, and no delay in exercising, any right, power or privilege under this Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise thereof or the exercise of any right, power or privilege. The remedies herein provided are cumulative and not exclusive of any and all other remedies provided by law.

BUSINESS SOLUTIONS GROUP, INC
By:	/s/ DMITRI V. SIMONENKO

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  EXHIBIT 10.17
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